UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 4, 2010

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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 100
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On February 4, 2010, Newfield Exploration Company issued a news release announcing that it had amended its previously announced tender offer and consent solicitation for its 7⅝% Senior Notes due 2011.  The press release regarding this matter is filed herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press Release issued by Newfield Exploration Company on February 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: February 4, 2010	By:	/s/ Brian L. Rickmers
Brian L. Rickmers
Controller

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Newfield Exploration Company on February 4, 2010